Exhibit 99.1
NEWS RELEASE

CONTACT: Media John Ambler Vice President Corporate Communications T - (412) 433-2407 E - joambler@uss.com	Investors/Analysts Kevin Lewis Vice President Investor Relations and Corporate FP&A T - (412) 433-6935 E - klewis@uss.com

FOR IMMEDIATE RELEASE:

UNITED STATES STEEL CORPORATION REPORTS THIRD QUARTER 2020 RESULTS

•Net loss of $234 million, or $1.06 per diluted share
•Adjusted net loss of $268 million, or $1.21 per diluted share
•Adjusted EBITDA of $(49) million
•Liquidity of $2.864 billion, including cash of $1.696 billion

    PITTSBURGH, October 29, 2020 – United States Steel Corporation (NYSE: X) reported third quarter 2020 net loss of $234 million, or $1.06 per diluted share. Adjusted net loss was $268 million, or $1.21 per diluted share. This compares to third quarter 2019 net loss of $84 million, or $0.49 per diluted share. Adjusted net loss for third quarter 2019 was $35 million, or $0.21 per diluted share.

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Earnings Highlights
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
Net Sales	$2,340	$3,069	$7,179	$10,113
Segment (loss) earnings before interest and income taxes
Flat-Rolled	$(159)	$46	$(523)	$275
U. S. Steel Europe	13	(46)	(27)	(27)
Tubular	(52)	(25)	(147)	(21)
Other Businesses	(13)	8	(33)	26
Total segment (loss) earnings before interest and income taxes	$(211)	$(17)	$(730)	$253
Other items not allocated to segments	—	(63)	(388)	(107)
(Loss) earnings before interest and income taxes	$(211)	$(80)	$(1,118)	$146
Net interest and other financial costs	47	48	144	151
Income tax (benefit) provision	(24)	(44)	(48)	(43)
Net (loss) earnings	$(234)	$(84)	$(1,214)	$38
(Loss) earnings per diluted share	$(1.06)	$(0.49)	$(6.43)	$0.22

Adjusted net (loss) earnings (a)	$(268)	(35)	$(860)	124
Adjusted net (loss) earnings per diluted share (a)	$(1.21)	$(0.21)	$(4.56)	$0.71
Adjusted (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$(49)	144	$(249)	707
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.

“In the third quarter, the U. S. Steel team continued to execute with an unwavering commitment to safety as the market recovery took hold,” said U. S. Steel President and Chief Executive Officer David B. Burritt. “Our third quarter results exceeded our guidance and demonstrated the power of the actions we have taken since the onset of COVID-19 with dramatically improved results in our Flat-rolled segment, positive EBITDA in U. S. Steel Europe, and cash from operations of $213 million. We expect to generate positive adjusted EBITDA in the fourth quarter with excitement about our ‘Best of Both’ future.”
Commenting on the Company’s world competitive, “Best of Both” strategy, Burritt said, “I am pleased with the significant progress we have made executing our ‘Best of Both’ strategy so far this year. At the heart of our strategy is the customer, and this month we are celebrating the successful start-up of our electric arc furnace at Fairfield and the one-year anniversary of our investment in Big River Steel. Both of these investments expand our sustainable steel offerings for our customers. It has only been a year and we are confident and enthusiastic that the strategic rationale of our partnership with Big River Steel is being validated. Our teams of leading steel technologists are already proving that sustainable, high-end steel grades previously thought to be impossible for mini mills to produce can indeed be made at Big River with U. S. Steel R&D and know-how.”

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    The Company will conduct a conference call on third quarter 2020 earnings on Friday, October 30, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on October 30.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted)(a)
Flat-Rolled	712	732	714	771
U. S. Steel Europe	608	656	616	660
U. S. Steel Europe (€/net ton)	520	590	548	587
Tubular	1,230	1,417	1,271	1,501
Steel shipments (thousands of net tons):(a)
Flat-Rolled	2,155	2,654	6,454	8,183
U. S. Steel Europe	790	765	2,201	2,833
Tubular	71	174	390	576
Total Steel Shipments	3,016	3,593	9,045	11,592

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	—	79	101	212
Flat-Rolled to U. S. Steel Europe (iron ore pellets and fines)	687	235	912	424
Raw steel production (thousands of net tons):
Flat-Rolled	2,207	2,783	6,823	8,842
U. S. Steel Europe	873	823	2,400	3,130
Raw steel capability utilization:(b)
Flat-Rolled	52%	65%	53%	70%
U. S. Steel Europe	69%	65%	64%	84%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	$81	$263	$391	$764
U. S. Steel Europe	16	36	64	111
Tubular	39	49	133	97
Other Businesses	—	2	3	6
Total	$136	$350	$591	$978
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2020	2019	2020	2019
NET SALES	$2,340	$3,069	$7,179	$10,113

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	2,295	2,902	7,174	9,301
Selling, general and administrative expenses	65	63	199	223
Depreciation, depletion and amortization	162	161	481	454
Loss (earnings) from investees	31	(31)	78	(68)
Asset impairment charges	—	—	263	—
Gain on equity investee transactions	—	—	(31)	—
Restructuring and other charges	—	54	130	54
Net (gain) loss on sale of assets	(2)	(1)	(2)	3
Other losses, net	—	1	5	—
Total operating expenses	2,551	3,149	8,297	9,967

(LOSS) EARNINGS BEFORE INTEREST AND INCOME TAXES	(211)	(80)	(1,118)	146
Net interest and other financial costs	47	48	144	151

(LOSS) EARNINGS BEFORE INCOME TAXES	(258)	(128)	(1,262)	(5)
Income tax (benefit) provision	(24)	(44)	(48)	(43)

Net (loss) earnings	(234)	(84)	(1,214)	38
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET (LOSS) EARNINGS ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$(234)	$(84)	$(1,214)	$38

COMMON STOCK DATA:
Net (loss) earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$(1.06)	$(0.49)	$(6.43)	$0.22
Diluted	$(1.06)	$(0.49)	$(6.43)	$0.22
Weighted average shares, in thousands
Basic	220,402	170,801	188,766	171,882
Diluted	220,402	170,801	188,766	172,511
Dividends paid per common share	$0.01	$0.05	$0.03	$0.15

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Nine Months Ended
	September 30,
(Dollars in millions)	2020	2019
Cash (used in) provided by operating activities:
Net (loss) earnings	$(1,214)	$38
Depreciation, depletion and amortization	481	454
Asset impairment charges	263	—
Gain on equity investee transactions	(31)	—
Restructuring and other charges	130	54
Pensions and other postretirement benefits	(18)	76
Deferred income taxes	(36)	(38)
Net (gain) loss on sale of assets	(2)	3
Working capital changes	210	(120)
Income taxes receivable/payable	13	27
Other operating activities	55	(98)
Total	(149)	396

Cash used in investing activities:
Capital expenditures	(591)	(978)
Investment in Big River Steel	(3)	—
Proceeds from sale of assets	3	4
Proceeds from sale of ownership interests in equity investees	8	—
Investments, net	(4)	—
Total	(587)	(974)

Cash provided by (used in) financing activities:
Issuance of short-term debt, net of financing costs	240	—
Revolving credit facilities - borrowings, net of financing costs	1,474	165
Revolving credit facilities - repayments	(1,633)	—
Issuance of long-term debt, net of financing costs	1,043	—
Net proceeds from public offering of common stock	410	—
Repayment of long-term debt	(8)	(4)
Proceeds from Stelco Option Agreement	55	—
Common stock repurchased	—	(88)
Dividends paid	(6)	(26)
Taxes paid for equity compensation plans	(1)	(7)
Total	1,574	40

Effect of exchange rate changes on cash	10	(6)

Net Increase (decrease) in cash, cash equivalents and restricted cash	848	(544)
Cash, cash equivalents and restricted cash at beginning of the year	939	1,040

Cash, cash equivalents and restricted cash at end of the period	$1,787	$496

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	September 30,	December 31,
(Dollars in millions)	2020	2019
Cash and cash equivalents	$1,696	$749
Receivables, net	1,099	1,177
Inventories	1,398	1,785
Other current assets	51	102
Total current assets	4,244	3,813
Operating lease assets	225	230
Property, plant and equipment, net	5,430	5,447
Investments and long-term receivables, net	1,286	1,466
Intangible assets, net	131	150
Deferred income tax benefits	21	19
Other noncurrent assets	394	483

Total assets	$11,731	$11,608

Accounts payable and other accrued liabilities	1,646	2,054
Payroll and benefits payable	312	336
Short-term debt and current maturities of long-term debt	262	14
Other current liabilities	243	221
Total current liabilities	2,463	2,625
Noncurrent operating lease liabilities	174	177
Long-term debt, less unamortized discount and debt issuance costs	4,628	3,627
Employee benefits	543	532
Other long-term liabilities	419	554
United States Steel Corporation stockholders' equity	3,449	4,092
Noncontrolling interests	55	1

Total liabilities and stockholders' equity	$11,731	$11,608

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET (LOSS) EARNINGS
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts) (a)	2020	2019	2020	2019
Reconciliation to adjusted net (loss) earnings attributable to United States Steel Corporation
Net (loss) earnings attributable to United States Steel Corporation	$(234)	$(84)	$(1,214)	$38
Asset impairment charge	—	—	263	—
Restructuring and other charges	—	42	123	42
Gain on previously held investment in UPI	—	—	(25)	—
Tubular Inventory Impairment	—	—	24	—
December 24, 2018 Clairton coke making facility fire	—	7	(4)	44
Big River Steel options mark to market	(34)	—	(40)	—
FIN 48 Reserve	—	—	13	—
Total adjustments	(34)	49	354	86
Adjusted net (loss) earnings attributable to United States Steel Corporation	$(268)	(35)	$(860)	124

Reconciliation to adjusted diluted net (loss) earnings per share
Diluted net earnings per share	$(1.06)	$(0.49)	$(6.43)	$0.22
Asset impairment charge	—	—	1.39	—
Restructuring and other charges	—	0.24	0.64	0.24
Gain on previously held investment in UPI	—	—	(0.13)	—
Tubular Inventory Impairment	—	—	0.13	—
December 24, 2018 Clairton coke making facility fire	—	0.04	(0.02)	0.25
Big River Steel options mark to market	(0.15)	—	(0.21)	—
FIN 48 Reserve	—	—	0.07	—
Total adjustments	(0.15)	0.28	1.87	0.49
Adjusted diluted net (loss) earnings per share	$(1.21)	$(0.21)	$(4.56)	$0.71
(a) The adjustments included in this table for the three and nine months ended September 30, 2020 have been tax effected for our European operations and not tax effected for our U.S. operations due to the full valuation allowance on our domestic deferred tax assets. The adjustments included in this table for the three and nine months ended September 30, 2019 have been tax effected.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions)	2020	2019	2020	2019
Reconciliation to Adjusted EBITDA
Net (loss) earnings attributable to United States Steel Corporation	$(234)	$(84)	$(1,214)	$38
Income tax (benefit) provision	(24)	(44)	(48)	(43)
Net interest and other financial costs	47	48	144	151
Depreciation, depletion and amortization expense	162	161	481	454
EBITDA	(49)	81	(637)	600
Asset impairment charges	—	—	263	—
Restructuring and other charges	—	54	130	54
Gain on previously held investment in UPI	—	—	(25)	—
Tubular inventory impairment charge	—	—	24	—
December 24, 2018 Clairton coke making facility fire	—	9	(4)	53
Adjusted EBITDA	$(49)	$144	$(249)	$707

We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share, (loss) earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net (loss) earnings and segment (loss) earnings before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net (loss) earnings and adjusted net (loss) earnings per diluted share are non-GAAP measures that exclude the effects of items such as the asset impairment charge, restructuring and other charges, the gain on previously held investment in UPI, the Tubular inventory impairment, the December 24, 2018 Clairton coke making facility fire, the Big River Steel options mark to market and the FIN 48 reserve that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net (loss) earnings, adjusted net (loss) earnings per diluted share and adjusted EBITDA should not be considered a substitute for net (loss) earnings, (loss) earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” "should," “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, U. S. Steel's future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
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2020-039